Consolidated Statements of Income (Unaudited) For the 3 months ending September 30, 2004 and 2003

	3rd Quarter

(in thousands, except per share data)	2004	2003	Change

Operating Revenues
Oil and gas operations	$104,336	$87,994	$16,342
Natural gas distribution	62,162	58,147	4,015

Total operating revenues	166,498	146,141	20,357

Operating Expenses
Cost of gas	26,545	24,966	1,579
Operations & maintenance	60,788	50,227	10,561
DD&A	30,896	29,203	1,693
Taxes, other than income taxes	15,354	12,389	2,965
Accretion expense	613	459	154

Total operating expenses	134,196	117,244	16,952

Operating Income	32,302	28,897	3,405

Other Income (Expense)
Interest expense	(10,515)	(10,153)	(362)
Other income	702	2,289	(1,587)
Other expense	(225)	(2,866)	2,641

Total other expense	(10,038)	(10,730)	692

Income Before Income Taxes	22,264	18,167	4,097
Income tax expense	8,532	6,710	1,822

Income from Continuing Operations	13,732	11,457	2,275

Discontinued Operations, Net of Taxes
Income from discontinued operations	-	145	(145)
Gain on disposal	8	294	(286)

Income from Discontinued Operations	8	439	(431)

Net Income	$13,740	$11,896	$1,844

Diluted Earnings Per Share
Continuing operations	$0.37	$0.32	$0.05
Discontinued operations	-	0.01	(0.01)

Net Income	$0.37	$0.33	$0.04

Basic Earnings Per Share
Continuing operations	$0.38	$0.32	$0.06
Discontinued operations	-	0.01	(0.01)

Net Income	$0.38	$0.33	$0.05

Diluted Avg. Common Shares Outstanding	36,700	36,261	439

Basic Avg. Common Shares Outstanding	36,268	35,869	399

Dividends Per Share	$0.1925	$0.185	$0.0075

Consolidated Statements of Income (Unaudited) For the 9 months ending September 30, 2004 and 2003

	Year-to-date

(in thousands, except per share data)	2004	2003	Change

Operating Revenues
Oil and gas operations	$295,996	$266,296	$29,700
Natural gas distribution	410,108	373,534	36,574

Total operating revenues	706,104	639,830	66,274

Operating Expenses
Cost of gas	205,574	179,045	26,529
Operations & maintenance	170,179	149,005	21,174
DD&A	88,559	87,473	1,086
Taxes, other than income taxes	55,679	47,824	7,855
Accretion expense	1,635	1,419	216

Total operating expenses	521,626	464,766	56,860

Operating Income	184,478	175,064	9,414

Other Income (Expense)
Interest expense	(31,527)	(31,709)	182
Other income	2,197	7,408	(5,211)
Other expense	(1,920)	(8,218)	6,298

Total other expense	(31,250)	(32,519)	1,269

Income Before Income Taxes	153,228	142,545	10,683
Income tax expense	57,031	53,305	3,726

Income from Continuing Operations	96,197	89,240	6,957

Discontinued Operations, Net of Taxes
Income from discontinued operations	3	966	(963)
Loss on disposal	(5)	(382)	377

Income (Loss) from Discontinued Operations	(2)	584	(586)

Net Income	$96,195	$89,824	$6,371

Diluted Earnings Per Share
Continuing operations	$2.63	$2.51	$0.12
Discontinued operations	-	0.02	(0.02)

Net Income	$2.63	$2.53	$0.10

Basic Earnings Per Share
Continuing operations	$2.66	$2.53	$0.13
Discontinued operations	-	0.02	(0.02)

Net Income	$2.66	$2.55	$0.11

Diluted Avg. Common Shares Outstanding	36,629	35,561	1,068

Basic Avg. Common Shares Outstanding	36,224	35,208	1,016

Dividends Per Share	$0.5625	$0.545	$0.0175

Consolidated Statements of Income (Unaudited) For the 12 months ending September 30, 2004 and 2003

	Trailing 12 Months

(in thousands, except per share data)	2004	2003	Change

Operating Revenues
Oil and gas operations	$382,823	$338,773	$44,050
Natural gas distribution	525,673	475,509	50,164

Total operating revenues	908,496	814,282	94,214

Operating Expenses
Cost of gas	260,352	224,816	35,536
Operations & maintenance	229,393	203,736	25,657
DD&A	117,944	113,264	4,680
Taxes, other than income taxes	71,398	60,354	11,044
Accretion expense	2,106	1,908	198

Total operating expenses	681,193	604,078	77,115

Operating Income	227,303	210,204	17,099

Other Income (Expense)
Interest expense	(42,080)	(42,590)	510
Other income	3,533	13,973	(10,440)
Other expense	(3,679)	(14,217)	10,538

Total other expense	(42,226)	(42,834)	608

Income Before Income Taxes	185,077	167,370	17,707
Income tax expense	67,854	59,642	8,212

Income from Continuing Operations	117,223	107,728	9,495

Discontinued Operations, Net of Taxes
Income from discontinued operations	9	1,296	(1,287)
Loss on disposal	(207)	(112)	(95)

Income (Loss) from Discontinued Operations	(198)	1,184	(1,382)

Net Income	$117,025	$108,912	$8,113

Diluted Earnings Per Share
Continuing operations	$3.21	$3.05	$0.16
Discontinued operations	(0.01)	0.03	(0.04)

Net Income	$3.20	$3.08	$0.12

Basic Earnings Per Share
Continuing operations	$3.24	$3.07	$0.17
Discontinued operations	-	0.04	(0.04)

Net Income	$3.24	$3.11	$0.13

Diluted Avg. Common Shares Outstanding	36,539	35,366	1,173

Basic Avg. Common Shares Outstanding	36,169	35,045	1,124

Dividends Per Share	$0.7475	$0.725	$0.0225

Selected Business Segment Data (Unaudited) For the 3 months ending September 30, 2004 and 2003

	3rd Quarter

(in thousands, except sales price data)	2004	2003	Change

Oil and Gas Operations
Operating revenues
Natural gas	$69,900	$59,627	$10,273
Oil	24,553	21,213	3,340
Natural gas liquids	9,065	6,245	2,820
Other	818	909	(91)

Total	$104,336	$87,994	$16,342

Production volumes from continuing operations
Natural gas (MMcf)	14,657	13,954	703
Oil (MBbl)	854	838	16
Natural gas liquids (MMgal)	18.2	16.6	1.6

Production volumes from continuing ops. (MMcfe)	22,374	21,352	1,022
Total sales volume (MMcfe)	22,374	21,359	1,015

Average sales price from continuing ops.
Natural gas (Mcf)	$4.77	$4.27	$0.50
Oil (barrel)	$28.76	$25.30	$3.46
Natural gas liquids (gallon)	$0.50	$0.38	$0.12

Other data
Lease operating expense (LOE)
LOE and other	$22,076	$16,666	$5,410
Production taxes	9,576	6,764	2,812

Total	$31,652	$23,430	$8,222

DD&A	$20,911	$19,818	$1,093
Capital expenditures	$288,585	$31,972	$256,613
Exploration expense	$1,807	$802	$1,005
Operating income	$42,673	$38,958	$3,715

Natural Gas Distribution
Operating revenues
Residential	$33,860	$32,997	$863
Commercial and industrial - small	18,516	17,844	672
Transportation	8,838	8,264	574
Other	948	(958)	1,906

Total	$62,162	$58,147	$4,015

Gas delivery volumes (MMcf)
Residential	1,874	1,934	(60)
Commercial	1,570	1,625	(55)
Transportation	12,790	13,449	(659)

Total	16,234	17,008	(774)

Other data
Depreciation and amortization	$9,985	$9,385	$600
Capital expenditures	$11,869	$13,177	$(1,308)
Operating income	$(10,130)	$(9,575)	$(555)

Selected Business Segment Data (Unaudited) For the 9 months ending September 30, 2004 and 2003

	Year-to-date

(in thousands, except sales price data)	2004	2003	Change

Oil and Gas Operations
Operating revenues
Natural gas	$200,784	$178,162	$22,622
Oil	70,266	65,119	5,147
Natural gas liquids	22,220	18,896	3,324
Other	2,726	4,119	(1,393)

Total	$295,996	$266,296	$29,700

Production volume from continuing operations
Natural gas (MMcf)	42,148	41,469	679
Oil (MBbl)	2,558	2,539	19
Natural gas liquids (MMgal)	50.3	49.5	0.8

Production volumes from continuing ops. (MMcfe)	64,684	63,779	905
Total sales volume (MMcfe)	64,684	64,513	171

Average sales price from continuing ops.
Natural gas (Mcf)	$4.76	$4.30	$0.46
Oil (barrel)	$27.47	$25.64	$1.83
Natural gas liquids (gallon)	$0.44	$0.38	$0.06

Other data
Lease operating expense (LOE)
LOE and other	$58,351	$48,008	$10,343
Production taxes	26,287	20,721	5,566

Total	$84,638	$68,729	$15,909

DD&A	$59,106	$59,941	$(835)
Capital expenditures	$359,993	$112,994	$246,999
Exploration expense	$1,907	$980	$927
Operating income	$128,553	$121,649	$6,904

Natural Gas Distribution
Operating revenues
Residential	$267,164	$246,382	$20,782
Commercial and industrial - small	107,692	97,556	10,136
Transportation	29,316	28,062	1,254
Other	5,936	1,534	4,402

Total	$410,108	$373,534	$36,574

Gas delivery volumes (MMcf)
Residential	20,743	21,851	(1,108)
Commercial	9,845	9,998	(153)
Transportation	40,571	41,627	(1,056)

Total	71,159	73,476	(2,317)

Other data
Depreciation and amortization	$29,453	$27,532	$1,921
Capital expenditures	$42,090	$42,158	$(68)
Operating income	$56,459	$54,613	$1,846

Selected Business Segment Data (Unaudited) For the 12 months ending September 30, 2004 and 2003

	Trailing 12 Months

(in thousands, except sales price data)	2004	2003	Change

Oil and Gas Operations
Operating revenues
Natural gas	$258,272	$220,788	$37,484
Oil	92,347	86,871	5,476
Natural gas liquids	29,214	25,932	3,282
Other	2,990	5,182	(2,192)

Total	$382,823	$338,773	$44,050

Production volumes from continuing operations
Natural gas (MMcf)	56,112	53,479	2,633
Oil (MBbl)	3,430	3,374	56
Natural gas liquids (MMgal)	67.4	69.1	(1.7)

Production volumes from continuing ops. (MMcfe)	86,327	83,591	2,736
Total sales volume (MMcfe)	86,328	85,114	1,214

Average sales price from continuing ops.
Natural gas (Mcf)	$4.60	$4.13	$0.47
Oil (barrel)	$26.92	$25.75	$1.17
Natural gas liquids (gallon)	$0.43	$0.38	$0.05

Other data
Lease operating expense (LOE)
LOE and other	$78,263	$66,194	$12,069
Production taxes	33,297	26,134	7,163

Total	$111,560	$92,328	$19,232

DD&A	$78,852	$77,085	$1,767
Capital expenditures	$346,699	$176,632	$170,067
Exploration expense	$1,980	$2,281	$(301)
Operating income	$160,496	$146,393	$14,103

Natural Gas Distribution
Operating revenues
Residential	$341,720	$312,154	$29,566
Commercial and industrial - small	136,775	122,252	14,523
Transportation	39,503	38,192	1,311
Other	7,675	2,911	4,764

Total	$525,673	$475,509	$50,164

Gas delivery volumes (MMcf)
Residential	26,141	28,205	(2,064)
Commercial	12,411	12,843	(432)
Transportation	54,567	56,786	(2,219)

Total	93,119	97,834	(4,715)

Other data
Depreciation and amortization	$39,092	$36,179	$2,913
Capital expenditures	$57,835	$58,905	$(1,070)
Operating income	$68,694	$65,361	$3,333